                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
[MORNINGSTAR RATINGS LOGO]
SEEKING MAXIMUM
APPRECIATION OF
INVESTORS CAPITAL

Kemper Small Capitalization
Equity Fund

    "... Compared with a year ago, the market's opinion of small- company stocks appears to be quietly improving. Investors have been more responsive to the attractive valuations and fundamentals of small caps ... "

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
21
Financial Highlights
23
Reports of Independent Auditors

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                             23.91
CLASS B                                                             22.78
CLASS C                                                             23.10
LIPPER SMALL CAP GROWTH FUNDS CATEGORY AVERAGE*                     43.76
--------------------------------------------------------------------------------


RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                     AS OF     AS OF
                                    9/30/99   9/30/98
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A               $6.12     $5.30
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B               $5.67     $4.98
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C               $5.71     $5.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER SMALL CAPITALIZATION EQUITY
 FUND RANKINGS AS OF 9/30/99
--------------------------------------------------------------------------------
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL-CAP GROWTH FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
    1-YEAR             #192 of    #196 of    #194 of
                      247 funds  247 funds  247 funds
--------------------------------------------------------------------------------
    5-YEAR             #57 of     #65 of     #64 of
                      82 funds   82 funds   82 funds
--------------------------------------------------------------------------------
    10-YEAR            #16 of       N/A        N/A
                      23 funds
--------------------------------------------------------------------------------
    15-YEAR             #4 of       N/A        N/A
                      10 funds
--------------------------------------------------------------------------------
    20-YEAR             #3 of       N/A        N/A
                       6 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE YEAR ENDED SEPTEMBER 30, 1999 KEMPER SMALL CAPITALIZATION EQUITY FUND PAID THE FOLLOWING DIVIDENDS:

                     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN..    $0.41       $0.41       $0.41
--------------------------------------------------------------------------------

TERMS TO KNOW

KEMPER FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL CAPITALIZATION EQUITY FUND IN THE SMALL-CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BENCHMARK A gauge of relative performance, often a broad market index. A fund may evaluate its performance against how well its benchmark performed. Kemper Small Capitalization Fund's benchmark is the Russell 2000 Growth Index, a pool of small-cap growth stocks.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current share price by the number of shares outstanding.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

EFFECTIVE IN MID-OCTOBER, JESUS CABRERA JOINS THE MANAGEMENT TEAM OF KEMPER SMALL CAPITALIZATION EQUITY FUND, AS LEAD PORTFOLIO MANAGER. CABRERA BRINGS MORE THAN A DECADE OF INVESTMENT INDUSTRY EXPERIENCE, MUCH OF IT FOCUSED ON SMALL-CAP GROWTH INVESTING. HE IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE MANAGEMENT TEAM THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BELOW, THE MANAGEMENT TEAM OF KEMPER SMALL CAPITALIZATION EQUITY FUND PROVIDES AN OVERVIEW OF HOW THE FUND PERFORMED AND THE MARKET CLIMATE DURING THE PAST FISCAL YEAR.


Q     HOW DID THE FUND PERFORM?

A     For the one-year period ending September 30, 1999, Kemper Small
Capitalization Equity Fund earned 23.91 percent (Class A shares, unadjusted for any sales charges). In contrast, the Lipper Small Capitalization Growth Funds category average earned 43.76 percent for the same period. The Russell 2000 Growth Index, a benchmark for small-cap growth stocks, returned 32.63 percent.

  Over longer time periods, we set our sights on surpassing the peer-group average and our benchmark. Even though, in absolute terms, a gain of almost 24 percent is indeed a healthy gain, we recognize that shareholders may be disappointed with a return that trails the peer-group and benchmark average by a wide margin. As we'll discuss in greater detail, the leading small-cap stocks were often, in our analysis, too untested, highly priced and volatile. We believe that while small-cap investing entails greater risk than large-cap investing, small-cap investing can -- and should be -- risk conscious.

  That said, we also encourage shareholders to put short-term performance into a longer-term framework. Consider this: For the past 20 calendar years, stocks returned an average of about 18 percent per year.


Q     BEFORE DISCUSSING THE FUND IN GREATER DETAIL, PLEASE SUMMARIZE SOME OF THE
GENERAL TRENDS AND THEMES THAT SHAPED THE MARKET DURING THE FISCAL YEAR.

A     Small-cap stocks faced their share of challenges during the past year. In general terms, large-company stocks significantly outperformed their small-company rivals. While the small-cap Russell 2000 index earned 19.07 percent, the large-cap Standard & Poor's 500 index gained considerably more,
27.79 percent.

  This large-cap outperformance was due in large part to investors' desire for liquidity and perceived stability. At the start of the fiscal year, investors were on edge, due to a variety of factors, including the uncertainty surrounding emerging markets, the memory of the Russian debt default and the market correction of August 1998. There was a general sentiment that in an uncertain global economy, large-cap domestic growth companies could hold up better than smaller companies. Many investors also believed that small companies would not be able to secure the financing required for growth in a rising-interest-rate environment.

  However, that's not to say that small caps didn't enjoy pockets of brighter performance. As technology stocks surged in the fourth quarter of 1998, many small-cap technology stocks also rallied. While this rally abated in early 1999, small caps again took the lead when the markets broadened out in April and May. And during the final months of the fiscal year, many large-cap stocks have suffered, closing the performance gap between the large and small caps.

  Compared with a year ago, the market's opinion of small-company stocks appears to be quietly improving. Investors have been more responsive to the attractive valuations and fundamentals of small caps, and less skittish about liquidity. People seem to feel better about the domestic and global economy, and small

PERFORMANCE UPDATE

caps are benefiting from this increased optimism.


Q     WHAT WORKED OUT WELL FOR THE FUND?

A     The fund has benefited from this gradual improvement of the small-cap climate. As the economy has become more vibrant, investors have shown a greater interest in the small caps. In a more optimistic climate, liquidity concerns have become less of a stumbling block.

  Among individual holdings, many of the fund's technology stocks were outstanding performers. The leaders list includes Comverse Technologies. Comverse develops, manufactures and markets high-performance computer systems designed to serve a broad range of commercial and military multimedia-communications-processing applications. Mercury Interactive, a provider of software systems for monitoring client/server network traffic, also earned excellent gains. We've backed both Comverse Technologies and Mercury Interactive with conviction; each is a top-five holding of the fund, as of the end of the fiscal year. Other technology stocks that contributed strong returns include Applied Micro Systems (specialized semiconductors for wireless communications) and Computer Networks (computer networking products).

  Our decision to underweight health-care service companies proved helpful, as many stocks in this industry have suffered from regulatory uncertainty. Instead of service stocks, we favored medical products and supplies. We reaped robust returns from several holdings in this segment. VISX, the dominant provider of corrective laser procedures, continued to drive ahead. Xomed Surgical Products and Sofamor-Danek also benefited performance. Sofamor-Danek is no longer in the portfolio, as a result of its acquisition by large-cap Medtronic, but Xomed still counts among our largest positions. (Xomed has also entered into an agreement to be acquired by Medtronic.)

  Other stocks that bolstered performance include Cost Plus (specialty retailing) and Expeditors International of Washington (air-and water-freight transport).


Q     WHAT FACTORS LIMITED PERFORMANCE?

A     During the annual period, Internet stocks posted robust returns. Compared with many of the fund's peers, Kemper Small Capitalization Fund had limited exposure to Internet companies. As a result, we missed an opportunity, and our relative performance suffered.

  Additionally, several stocks fell short of earnings expectations and hurt the fund's performance. These include Boron LePore and Associates, Axent Technologies, Complete Business Systems, and Serologicals. Because we believed that the earnings disappointments signaled fundamental deterioration, we eliminated the companies from the portfolio.

  A handful of stocks in the portfolio (U.S. Foodservice, Regis and United Rentals) suffered declines in the wake of acquisitions. We're carefully monitoring and evaluating their longer-term strength.

  Finally, the fund's basic-materials stocks haven't performed as well as we had anticipated, and have lacked the degree of stability for which we'd hoped.


Q     HOW IS THE FUND PARTICIPATING IN THE GROWTH OF ELECTRONIC COMMERCE AND THE
INTERNET?

A     We're attuned to the opportunities of the Internet and electronic commerce, so we're watching Internet-oriented stocks carefully. In particular, we're keeping a close eye out as leading companies emerge. So far, we've found attractive growth potential in WebTrends, a provider of Internet-traffic tracking systems and software. We've also been investing in companies that are involved in the broad build-out of the Internet. Examples include Web-oriented specialty-software companies Verity and Micromuse, as well as semiconductor companies Transwitch, Semtech and Applied Micro Circuits. In addition, we're participating in the growth of e-commerce by investing in a variety of traditional (non ".com") companies that are leveraging the Internet in innovative ways to enhance their distribution methods and market position.


Q     COULD YOU PROVIDE AN OVERVIEW OF HOW THE PORTFOLIO IS CURRENTLY
POSITIONED?

A     Technology stocks enjoy the most substantial representation within the portfolio. During the annual period, we found opportunities to bolster our overall exposure to the sector. In particular, we're favoring component-based technology -- such as semiconductors -- as well as communications-based technology. We've also found good opportunities to invest in retail stocks.

  In contrast, we're keeping our exposure to financial service stocks more limited. In a rising-rate environment, financial services stocks typically experience crimped profit margins and growth. At this time, the fund holds smaller weightings in other groups, including basic materials, transportation and energy stocks.


Q     AS THE FUND BEGINS ITS NEXT YEAR, WHAT WOULD YOU ENCOURAGE SHAREHOLDERS TO
KEEP IN MIND?

A     We'd encourage shareholders to remember the classic risk/reward trade-off.
Small caps have historically offered higher return potential, but they've also entailed higher risk. Shareholders should always be prepared for short-term volatility.

  That said, we also feel that a small-cap component is an important element of many investors' well-diversified portfolios. In this past year, for instance, we saw the

PERFORMANCE UPDATE

markets rotate between large-cap and small-cap stocks.

  We're pleased to see that the sentiment surrounding small caps has improved. Investors are less skittish, and more attuned to the earnings potential of small caps. Despite the short-term challenges of the market, we look forward to pursuing, on behalf of the shareholders, the superior long-term opportunities we believe small-cap stocks can provide.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                    1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A             16.86%   10.61%    11.26%       11.91%      (since 2/20/69)
------------------------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B             19.78    10.59       N/A        10.36       (since 5/31/94)
------------------------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C             23.10    10.92       N/A        10.63       (since 5/31/94)
------------------------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/78 to 9/30/99

                                           KEMPER SMALL
                                       CAPITALIZATION EQUITY                           STANDARD & POOR'S     RUSSELL 2000 GROWTH
                                           FUND CLASS A1       RUSSELL 2000 INDEX+     500 STOCK INDEX++           INDEX+++
                                       ---------------------   -------------------     -----------------     -------------------
12/31/78                                        9423                   10000                  10000                  10000
                                               13401                   14309                  11820                  15083
                                               19536                   19830                  15634                  22967
                                               19248                   20232                  14850                  20846
                                               24545                   25280                  18034                  25219
                                               30339                   32644                  22072                  30297
                                               28059                   30260                  23418                  25501
                                               35734                   39656                  30825                  33399
12/31/86                                       41021                   41909                  36547                  34595
                                               41119                   38234                  38410                  30971
                                               44308                   47752                  44644                  37280
                                               55887                   55509                  58647                  44798
                                               52969                   44680                  56728                  36999
                                               89523                   65253                  74015                  55937
12/31/92                                       89634                   77401                  79649                  60284
                                              104686                   92032                  87632                  68338
                                              101220                   90356                  88789                  66676
                                              132765                  116050                 122144                  87372
                                              151474                  135191                 150194                  97212
                                              182477                  165421                 200316                 109804
                                              176816                  161206                 257077                 111158
9/30/99                                       178862                  165031                 268238                 119244

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/99

                                           KEMPER SMALL
                                       CAPITALIZATION EQUITY                           STANDARD & POOR'S     RUSSELL 2000 GROWTH
                                           FUND CLASS B1       RUSSELL 2000 INDEX+     500 STOCK INDEX++           INDEX+++
                                       ---------------------   -------------------     -----------------     -------------------
5/31/94                                        10000                  10000                  10000                  10000
                                               10146                  10140                  10229                  10388
12/31/95                                       13179                  13024                  14072                  13612
                                               14871                  15172                  17304                  15145
12/31/97                                       17676                  18564                  23078                  17107
                                               16930                  18091                  29618                  17318
9/30/99                                        16921                  18578                  30904                  18521

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/99

                                           KEMPER SMALL
                                       CAPITALIZATION EQUITY                           STANDARD & POOR'S     RUSSELL 2000 GROWTH
                                           FUND CLASS C1       RUSSELL 2000 INDEX+     500 STOCK INDEX++           INDEX+++
                                       ---------------------   -------------------     -----------------     -------------------
5/31/94                                        10000                  10000                  10000                  10000
                                               10128                  10140                  10229                  10388
12/31/95                                       13162                  13024                  14072                  13612
                                               14854                  15172                  17304                  15145
12/31/97                                       17661                  18564                  23078                  17107
                                               17026                  18091                  29618                  17318
9/30/99                                        17146                  18578                  30904                  18521

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*    AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT
     INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. BEGINNING WITH THE NEXT ANNUAL REPORT THE RUSSELL 2000 GROWTH INDEX, A MORE REPRESENTATIVE INDEX WILL BE SHOWN INSTEAD OF THE RUSSELL 2000 INDEX. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE RUSSELL 2000 INDEX IS JANUARY 1, 1979. AS A RESULT, WE ARE UNABLE TO ILLUSTRATE THE LIFE-OF-FUND PERFORMANCE FOR CLASS A SHARES (SINCE FEBRUARY 20, 1969) FOR KEMPER SMALL CAPITALIZATION EQUITY FUND. IN COMPARING KEMPER SMALL CAPITALIZATION EQUITY FUND WITH THE RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

 + THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED PRICE ONLY INDEX THAT COMPRISES 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX. THE LARGEST COMPANY IN THE INDEX HAS AN APPROXIMATE MARKET CAP OF $591 MILLION.

++ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

+++ THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THESE STOCKS ARE SELECTED FROM THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE STOCKS REPRESENTED BY THIS INDEX INVOLVE INVESTMENT RISKS WHICH MAY INCLUDE THE LOSS OF PRINCIPAL SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1999, AND ON SEPTEMBER 30, 1998.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        KEMPER SMALL CAPITALIZATION
                                                                   EQUITY FUND ON 9/30/99             EQUITY FUND ON 9/30/98
Consumer non-durables                                                       36.2%                               29.7%

Technology                                                                  21.3%                               20.6%

Healthcare                                                                  11.8%                               22.6%

Capital goods                                                                9.3%                               13.1%

Communication services                                                       7.7%                                  0%

Finance                                                                      5.7%                                6.8%

Energy                                                                       3.3%                                1.2%

Transportation                                                               2.7%                                3.1%

Basic materials                                                              2.0%                                2.9%

Utilities                                                                      0%                                  0%

A COMPARISON WITH THE RUSSELL 2000 GROWTH INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON SEPTEMBER 30, 1999, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 GROWTH INDEX.

                         [RUSSELL COMPARISON BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION
                                                                        EQUITY FUND                 RUSSELL 2000 GROWTH INDEX
Consumer non-durables                                                       36.2%                               24.3%

Technology                                                                  21.3%                               32.3%

Healthcare                                                                  11.8%                               12.5%

Capital goods                                                                9.3%                                9.6%

Communication services                                                       7.7%                                  0%

Finance                                                                      5.7%                               10.2%

Energy                                                                       3.3%                                1.9%

Transportation                                                               2.7%                                1.8%

Basic materials                                                              2.0%                                3.2%

Utilities                                                                      0%                                0.4%

* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forcasted growth values. These stocks are selected from the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalizations of the Russell 3000 Index. The Stocks represented by this index involve investment risks which may include the loss of principal. Source is CDA Wiesenberger.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 25.6 percent of the fund's total net assets on September 30, 1999


--------------------------------------------------------------------------------------
            HOLDING                                                            PERCENT
--------------------------------------------------------------------------------------
1.          COMVERSE TECHNOLOGIES         Develops, manufactures and markets     5.2%
                                          high-performance computer systems
                                          designed to serve a broad range of
                                          commercial and military
                                          multimedia-communications-processing
                                          applications.
--------------------------------------------------------------------------------------

2.          ZALE                          Operates retail jewelry stores         2.6%
                                          throughout the United States and
                                          Canada. Retail chains include
                                          Zale's; Daniel's; Bailey, Banks
                                          and Biddle; Broadway and
                                          Mercantile.
--------------------------------------------------------------------------------------
3.          CINAR FILMS                   Develops, produces and distributes     2.4%
                                          family-oriented programming and
                                          educational services.
--------------------------------------------------------------------------------------
4.          XOMED SURGICAL PRODUCTS       Develops and manufactures medical      2.4%
                                          products for ear, nose and throat
                                          conditions and procedures.
--------------------------------------------------------------------------------------
5.          MERCURY INTERACTIVE           Creates products to automate the       2.4%
                                          testing and quality assurance of
                                          client-server software.
--------------------------------------------------------------------------------------
6.          SPARTECH                      Provider of specialty plastics and     2.3%
                                          compounds.
--------------------------------------------------------------------------------------
7.          ALPHA INDUSTRIES              Manufacturer of components,            2.2%
                                          including semiconductors.
--------------------------------------------------------------------------------------
8.          JABIL CIRCUIT                 Contract manufacturer of electric      2.1%
                                          circuit-board assemblies.
--------------------------------------------------------------------------------------
9.          VERITY                        Develops software tools and            2.1%
                                          applications for Internet services
                                          and enterprise technology.
--------------------------------------------------------------------------------------

10.         PINNACLE HOLDINGS             Owns wireless communication towers     1.9%
                                          that it leases to a variety of
                                          customers, including
                                          telecommunication providers and
                                          government agencies.
--------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments at September 30, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS                                                                                 NUMBER
                                                                                                  OF SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.2%
    TELEPHONE/COMMUNICATIONS
                                       (a) Comverse Technologies, Inc.                             397,850         $ 37,522
                                       (a) Pinnacle Holdings, Inc.                                 529,700           13,838
                                           --------------------------------------------------------------------------------
                                                                                                                     51,360
---------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.8%
    BUILDING MATERIALS
                                       (a) Jacobs Engineering Group, Inc.                          244,588            7,949
                                       (a) U.S. Aggregates, Inc.                                   366,300            5,105
                                           --------------------------------------------------------------------------------
                                                                                                                     13,054
---------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--17.5%
    DEPARTMENT & CHAIN STORES--2.8%
                                       (a) Men's Wearhouse, Inc.                                   545,550           11,729
                                       (a) Pacific Sunwear of California, Inc.                     301,650            8,456
                                           --------------------------------------------------------------------------------
                                                                                                                     20,185

    HOME FURNISHINGS--1.4%
                                       (a) Linens 'n Things, Inc.                                  298,700           10,081
                                           --------------------------------------------------------------------------------

    HOTELS & CASINOS--1.8%
                                       (a) Station Casinos, Inc.                                   542,800           12,620
                                           --------------------------------------------------------------------------------

    RECREATIONAL
    PRODUCTS--1.4%
                                       (a) Speedway Motorsports, Inc.                              232,500           10,070
                                           --------------------------------------------------------------------------------

    RESTAURANTS--2.9%
                                       (a) CEC Entertainment, Inc.                                 245,000            8,789
                                       (a) Jack in the Box, Inc.                                   461,700           11,514
                                           --------------------------------------------------------------------------------
                                                                                                                     20,303

    SPECIALTY RETAIL--7.2%
                                       (a) Cost Plus, Inc.                                         203,400            9,865
                                       (a) David's Bridal, Inc.                                    367,200            2,731
                                       (a) O'Reilly Automotive                                     197,900            9,431
                                           Regis Corp.                                             513,850            9,892
                                       (a) Zale Corp.                                              494,400           18,942
                                           --------------------------------------------------------------------------------
                                                                                                                     50,861
---------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.8%
    FOOD & BEVERAGE
                                       (a) American Italian Pasta Co.                              196,600            5,628
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.2%
    AUTOMOBILES
                                       (a) Dura Automotive Systems, Inc.                           315,000            7,580
                                       (a) Tower Automotive, Inc.                                  399,300            7,911
                                           --------------------------------------------------------------------------------
                                                                                                                     15,491
---------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.1%
    OILFIELD SERVICES/
      EQUIPMENT
                                       (a) Cal Dive International, Inc.                            327,500           11,217
                                       (a) Dril-Quip, Inc.                                         420,700           10,754
                                           --------------------------------------------------------------------------------
                                                                                                                     21,971
---------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--5.4%
    BANKS--4.2%
                                          Bank United Corp.                                        181,800            5,886
                                          National Commerce Bancorp                                327,800            7,201
                                          People's Heritage Financial Group, Inc.                  381,100            6,336
                                          Texas Regional Bancshares, Inc.                          413,950           10,245
                                          ---------------------------------------------------------------------------------
                                                                                                                     29,668

    OTHER FINANCIAL
    COMPANIES--1.2%
                                       (a) Digital Insight Corp.                                   124,000              186
                                           Legg Mason, Inc.                                        220,900            8,463
                                           --------------------------------------------------------------------------------
                                                                                                                      8,649

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                             NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------

    HEALTH--11.0%
    BIOTECHNOLOGY--.4%
                                       (a) IDEC Pharmaceuticals Corp.                               32,000         $  3,009
                                           --------------------------------------------------------------------------------

    HEALTH INDUSTRY
    SERVICES--2.5%
                                       (a) MedQuist, Inc.                                          393,200           13,148
                                       (a) Res-Care, Inc.                                          272,300            4,629
                                           --------------------------------------------------------------------------------
                                                                                                                     17,777

    MEDICAL SUPPLY &
    SPECIALTY--5.8%
                                       (a) ResMed, Inc.                                            368,700           12,190
                                       (a) VISX, Inc.                                              152,200           12,038
                                       (a) Xomed Surgical Products, Inc.                           302,900           17,265
                                           --------------------------------------------------------------------------------
                                                                                                                     41,493

    PHARMACEUTICALS--2.3%
                                       (a) Advance Paradigm, Inc.                                  168,600            9,231
                                       (a) Priority Health Corp.                                   117,700            3,634
                                       (a) U.S. Bioscience, Inc.                                   248,700            3,544
                                           --------------------------------------------------------------------------------
                                                                                                                     16,409
---------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.6%
    ELECTRICAL PRODUCTS--1.8%
                                       (a) ATMI, Inc.                                              344,000           12,835
                                           --------------------------------------------------------------------------------

    INDUSTRIAL SPECIALITY--3.5%
                                       (a) E-Tek Dynamics, Inc.                                    113,100            6,136
                                           Spartech Corp.                                          556,000           16,298
                                       (a) Techne Corp.                                             85,900            2,695
                                           --------------------------------------------------------------------------------
                                                                                                                     25,129

    WHOLESALE
    DISTRIBUTORS--1.3%
                                       (a) US Foodservice, Inc.                                    505,600            9,101
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.5%
    BROADCASTING &
      ENTERTAINMENT
                                       (a) Cinar Corp.                                             580,800           17,569
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--13.4%
    EDP SERVICES--1.9%
                                       (a) ChoicePoint, Inc.                                       120,000            8,085

                                           Reynolds and Reynolds Company                           282,100            5,748
                                           --------------------------------------------------------------------------------
                                                                                                                     13,833

    MISCELLANEOUS COMMERCIAL
    SERVICES--8.0%
                                       (a) Concord EFS, Inc.                                       197,100            4,065
                                       (a) Dycom Industries, Inc.                                  292,350           12,334
                                       (a) Lason, Inc.                                             206,900            9,214
                                           Metris Companies, Inc.                                  325,300            9,576
                                       (a) Plexus Corp.                                            117,100            3,586
                                       (a) Select Appointments Hldgs. (ADR)                        396,400           13,378
                                       (a) United Rentals, Inc.                                    205,933            4,479
                                           --------------------------------------------------------------------------------
                                                                                                                     56,632

    MISCELLANEOUS CONSUMER
    SERVICES--3.5%
                                       (a) Cheap Tickets, Inc.                                     202,300            6,549
                                       (a) Complete Business Solutions, Inc.                        40,800              558
                                       (a) Education Management Corporation                        458,800            5,678
                                       (a) NCO Group, Inc.                                         255,600           12,013
                                           --------------------------------------------------------------------------------
                                                                                                                     24,798

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS                                                                           NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--20.0%
    COMPUTER SOFTWARE--6.4%
                                       (a) Advanced Digital Information Corp.                      477,000         $ 13,267
                                       (a) Business Objects, S.A.                                  217,300           12,821
                                       (a) Micromuse, Inc.                                          65,300            4,196
                                       (a) Verity, Inc.                                            215,300           14,815
                                           --------------------------------------------------------------------------------
                                                                                                                     45,099

    EDP PERIPHERALS--2.4%
                                       (a) Mercury Interactive Corp.                               266,300           17,193
                                           --------------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--4.3%
                                       (a) Applied Micro Circuits Corp                             191,000           10,887
                                       (a) Jabil Circuit                                           300,900           14,895
                                       (a) Powerwave Technologies, Inc.                            107,200            5,169
                                           --------------------------------------------------------------------------------
                                                                                                                     30,951

    ELECTRONIC DATA
    PROCESSING--.7%
                                       (a) Webtrends Corp.                                         113,800            5,071
                                           --------------------------------------------------------------------------------

    SEMICONDUCTORS--6.2%
                                       (a) Alpha Industries                                        281,150           15,859
                                       (a) Cree Research, Inc.                                     204,800            6,950
                                       (a) hi/fn, inc.                                               7,700              849
                                       (a) QLogic Corp.                                             46,700            3,263
                                       (a) Semitech Corporation                                    311,800           11,420
                                       (a) Transwitch Corp.                                         97,250            5,543
                                           --------------------------------------------------------------------------------
                                                                                                                     43,884
---------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.6%
    AIR FREIGHT--1.8%

                                           Expeditors International of Washington, Inc.            385,400           12,369
                                           --------------------------------------------------------------------------------

    RAILROADS--.8%
                                           C.H. Robinson Worldwide, Inc.                           172,400            5,808
                                           --------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--94.1%
                                           (Cost: $483,483)                                                         668,901
                                           --------------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCK                                                               NUMBER OF SHARES      VALUE

    TECHNOLOGY--.1%
    OFFICE/PLANT
      AUTOMATION
                                       (a)(c) Cimlinc Incorporated, "D"                             75,431              283
                                           --------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCK--.1%
                                           (Cost: $660)                                                                 283
                                           --------------------------------------------------------------------------------

                                                                                              PRINCIPAL AMOUNT      VALUE

    MONEY MARKET
    INSTRUMENTS--5.8%
                                       (b) Repurchase agreement--

                                           State Street Bank and Trust Company dated
                                             9/30/99, 5.26%, due 10/1/99                               405              405
                                           Commercial paper
                                              Yield--5.26% to 5.65%
                                              Due--October 1999
                                              Abbott Laboratories                                   19,000           18,992
                                              Other                                                 21,500           21,491
                                           --------------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--5.8%
                                           (Cost: $40,888)                                                           40,888
                                           --------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $525,031)                                                        $710,072
                                           --------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $283 (.04% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1999 aggregated $660. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $525,400 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $198,511, the gross unrealized depreciation was $13,839 and the net unrealized appreciation on investments was $184,672.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

September 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investment securities, at value
(Cost $525,031)                                                 $710,072
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                12,359
------------------------------------------------------------------------
  Dividends                                                          132
------------------------------------------------------------------------
  Fund shares sold                                                 7,565
------------------------------------------------------------------------
    TOTAL ASSETS                                                 730,128
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            1,316
------------------------------------------------------------------------
  Fund shares redeemed                                             5,801
------------------------------------------------------------------------
  Accrued management fee                                             251
------------------------------------------------------------------------
  Other accrued expenses                                             834
------------------------------------------------------------------------
    Total liabilities                                              8,202
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $721,926
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
  Net unrealized appreciation (depreciation) on investments     $185,041
------------------------------------------------------------------------
  Accumulated net realized gain (loss)                            29,055
------------------------------------------------------------------------
  Paid-in capital                                                507,830
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $721,926
------------------------------------------------------------------------
 NET ASSETS VALUE
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($564,678 /
  92,207 shares outstanding)                                       $6.12
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)             $6.49
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($135,678 /
  23,949 shares outstanding)                                       $5.67
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($10,035 /
  1,758 shares outstanding)                                        $5.71
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price ($11,535 / 1,839
  shares outstanding)                                              $6.27
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
Income:
  Dividends                                                     $  1,197
------------------------------------------------------------------------
  Interest                                                         1,608
------------------------------------------------------------------------
                                                                   2,805
------------------------------------------------------------------------
Expenses:
  Management fee                                                   2,966
------------------------------------------------------------------------
  Administrative services fee                                      1,629
------------------------------------------------------------------------
  Custodian and transfer agent and related expenses                3,227
------------------------------------------------------------------------
  Trustees' fees                                                      36
------------------------------------------------------------------------
  Reports to shareholders                                            402
------------------------------------------------------------------------
  Auditing                                                            78
------------------------------------------------------------------------
  Legal                                                               15
------------------------------------------------------------------------
  Registration fees                                                   14
------------------------------------------------------------------------
  Distribution fees                                                1,315
------------------------------------------------------------------------
  Other                                                               49
------------------------------------------------------------------------
    Expenses                                                       9,731
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (6,926)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------

Net realized gain (loss) from investments                         30,251
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investment securities                                       146,803
------------------------------------------------------------------------
Net gain on investment transactions                              177,054
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $170,128
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                       YEAR ENDED
                                                                     SEPTEMBER 30,
                                                                ------------------------
                                                                   1999          1998
----------------------------------------------------------------------------------------
OPERATIONS:
----------------------------------------------------------------------------------------
  Net investment income (loss)                                  $   (6,926)       (6,977)
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                          30,251        62,885
----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)                       146,803      (301,603)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       170,128      (245,695)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains              (57,639)     (110,208)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
  transactions                                                    (108,912)      (21,226)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    3,577       377,129
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Net assets at beginning of year                                    718,349     1,095,478
----------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR                                       $  721,926       718,349
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Small Capitalization Equity Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sales price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the year ended September 30, 1999, the fund incurred management fees as follows (in thousands):

                             Base fee                                   $ 4,894
                             Performance adjustment                      (1,928)
                                                                        -------
                             Total fees                                 $ 2,966
                                                                        =======


                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year end September 30, 1999 are $65,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms

NOTES TO FINANCIAL STATEMENTS

                             at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $1,799,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts that the firms service. Administrative services fees paid by the fund to KDI for the year ended September 30, 1999 are $1,629,000, of which $66,000 is unpaid.
                             Additionally, $1,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $2,309,000, of which $305,000 is unpaid at
                             September 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1999, the Fund made no payments to its officers and incurred trustees' fees of $36,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $803,662

                             Proceeds from sales                         965,624

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                      YEAR ENDED                           YEAR ENDED
                                                                  SEPTEMBER 30, 1999                   SEPTEMBER 30, 1998
                                                              --------------------------           --------------------------
                                                               SHARES          AMOUNT               SHARES          AMOUNT
                                       --------------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                277,576       $ 1,639,199            150,146       $   984,735
                                       --------------------------------------------------------------------------------------
                                        Class B                 16,918            89,082             10,789            69,768
                                       --------------------------------------------------------------------------------------
                                        Class C                 29,842           158,279             52,417           329,342
                                       --------------------------------------------------------------------------------------
                                        Class I                    479             2,826                847             6,088
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  6,780            38,038             10,966            69,742
                                       --------------------------------------------------------------------------------------
                                        Class B                  2,662            13,924              5,045            30,421
                                       --------------------------------------------------------------------------------------
                                        Class C                    193             1,017                245             1,476
                                       --------------------------------------------------------------------------------------
                                        Class I                    160               914                315             2,030
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (297,259)       (1,711,845)          (163,024)       (1,077,863)
                                       --------------------------------------------------------------------------------------
                                        Class B                (23,822)         (173,959)           (14,691)          (95,212)
                                       --------------------------------------------------------------------------------------
                                        Class C                (29,905)         (159,943)           (52,521)         (331,527)
                                       --------------------------------------------------------------------------------------
                                        Class I                 (1,090)           (6,444)            (1,464)          (10,226)
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  8,561            48,577              3,201            21,822
                                       --------------------------------------------------------------------------------------
                                        Class B                 (9,160)          (48,577)            (3,390)          (21,822)
                                       --------------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS
                                                                             $  (108,912)                         $   (21,226)
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                             CLASS A
                                           -------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------------
                                            1999     1998    1997    1996    1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of year
                                           $ 5.30     7.98    7.01    7.14    5.81
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.04)    (.03)   (.01)   (.02)   (.01)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.27    (1.84)   1.55     .94    1.68
--------------------------------------------------------------------------------------
Total from investment operations             1.23    (1.87)   1.54     .92    1.67
--------------------------------------------------------------------------------------
Less distributions from net realized gain     .41      .81     .57    1.05     .34
--------------------------------------------------------------------------------------
Net asset value, end of year               $ 6.12     5.30    7.98    7.01    7.14
--------------------------------------------------------------------------------------
TOTAL RETURN                                23.91%  (25.13)  24.29   16.33   30.88
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------
Expenses                                     1.01%     .90     .90    1.08    1.14
--------------------------------------------------------------------------------------
Net investment income (loss)                 (.64)%   (.38)   (.20)   (.26)   (.18)
--------------------------------------------------------------------------------------

                                           -------------------------------------------
                                                             CLASS B
                                           -------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------------
                                            1999     1998    1997    1996    1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of year
                                           $ 4.98     7.64    6.81    7.03    5.78
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.10)    (.11)   (.10)   (.09)   (.07)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.20    (1.74)   1.50     .92    1.66
--------------------------------------------------------------------------------------
Total from investment operations             1.10    (1.85)   1.40     .83    1.59
--------------------------------------------------------------------------------------
Less distributions from net realized gain     .41      .81     .57    1.05     .34
--------------------------------------------------------------------------------------
Net asset value, end of year               $ 5.67     4.98    7.64    6.81    7.03
--------------------------------------------------------------------------------------
TOTAL RETURN                                22.78%  (26.06)  22.83   15.13   29.59
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                     2.28%    2.14    2.14    2.15    2.17
--------------------------------------------------------------------------------------
Net investment income (loss)                (1.91)%  (1.62)  (1.44)  (1.33)  (1.21)
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------
                                                          CLASS C
                                           --------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------
                                           1999     1998    1997    1996    1995
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of year         $5.00     7.63    6.80    7.02    5.77
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.08)    (.14)   (.09)   (.09)   (.07)
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   1.20    (1.68)   1.49     .92    1.66
---------------------------------------------------------------------------------
Total from investment operations            1.12    (1.82)   1.40     .83    1.59
---------------------------------------------------------------------------------
Less distributions from net realized gain    .41      .81     .57    1.05     .34
---------------------------------------------------------------------------------
Net asset value, end of year               $5.71     5.00    7.63    6.80    7.02
---------------------------------------------------------------------------------
TOTAL RETURN                               23.10%  (25.65)  22.87   15.16   29.65
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------
Expenses                                    1.93%    2.06    1.95    2.15    2.10
---------------------------------------------------------------------------------
Net investment income (loss)               (1.56)%  (1.54)  (1.25)  (1.33)  (1.14)
---------------------------------------------------------------------------------

                                           --------------------------------------------------
                                                                CLASS I
                                           --------------------------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                           ------------------------------     JULY 3
                                           1999     1998    1997    1996    TO SEPT. 30, 1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of year         $5.39     8.07    7.05    7.15          6.27
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.01)      --     .01     .01            --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   1.30    (1.87)   1.58     .94           .88
---------------------------------------------------------------------------------------------
Total from investment operations            1.29    (1.87)   1.59     .95           .88
---------------------------------------------------------------------------------------------
Less distributions from net realized gain    .41      .81     .57    1.05            --
---------------------------------------------------------------------------------------------
Net asset value, end of year               $6.27     5.39    8.07    7.05          7.15
---------------------------------------------------------------------------------------------
TOTAL RETURN                               24.66%  (24.82)  24.89   16.76         14.04
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                     .58%     .48     .53     .66           .79
---------------------------------------------------------------------------------------------
Net investment income (loss)                (.21)%    .04     .17     .16          (.14)
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                           ------------------------------------------------------
                                             1999      1998       1997       1996      1995
-------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $721,926   718,349   1,095,478   934,075   839,905
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         133%       86         102        85       102
-------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the years ended September 30, 1999, and September 30, 1996 were determined based on average shares outstanding.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

The fund paid distributions of $0.41 per share from net long-term capital gains during the year ended September 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $33,500,000, as capital gain dividends for the year ended September 30, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAPITALIZATION EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund as of September 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 15, 1999

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and Secretary      Assistant Treasurer

DONALD L. DUNAWAY                 JOHN R. HEBBLE
Trustee                           Treasurer

ROBERT B. HOFFMAN                 ANN M. MCCREARY
Trustee                           Vice President

DONALD R. JONES                   KATHRYN L. QUIRK
Trustee                           Vice President

THOMAS W. LITTAUER                LINDA J. WONDRACK
Trustee and Vice President        Vice President

SHIRLEY D. PETERSON               MAUREEN E. KANE
Trustee                           Assistant Secretary

CORNELIA SMALL
Trustee and Vice President

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 219557
                                  Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                         STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza
                                  Chicago, IL 60606
                                  www.kemper.com


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